American United Life
                      Pooled Equity Fund B
                       Board of Managers
James W. Murphy, Chairman
Senior Vice President,
Corporate Finance, AUL

Ronald D. Anderson    Professor,
Kelley School of Business,
Indiana University, Indianapolis, Indiana

Leslie Lenkowsky      Professor,
Indiana University Center of Philanthropy,
Indianapolis, Indiana

R. Stephen Radcliffe
Executive Vice President, AUL

James P. Shanahan
Former Senior Vice President,
Pension Division, AUL

Richard A. Wacker
Secretary to the Board,
Associate General Counsel, AUL

Custodian
National City BankIndianapolis, Indiana

Legal Counsel
Ice Miller Donadio & Ryan
Indianapolis, Indiana

Investment Manager
American United Life Insurance Company
Indianapolis, Indiana

G. David Sapp,
Senior Vice President, Investments


This Report and the financial statements contained herein are for the general information of the participants. The report is not to be distributed to prospective investors as sales literature unless preceded or accompanied by an effective Prospectus which contains further information concerning the sales charge, expenses and other pertinent information.

American United Life Pooled Equity Fund B

   Annual Report
   as of December 31, 1998

A Message From The Chairman of the Board of Managers

To All Participants in Fund B

The current economic expansion has been particularly impressive and is now entering its eighth year, setting a new record as the longest period of peacetime growth. This expansion has been unique in that it has been accompanied by low inflation, low interest rates and low unemployment. At the same time, positive consumer confidence has translated into greater consumer spending and strong corporate profits have resulted in increased capital spending, both major drivers to economic growth.

However, the playing field changed dramatically during the third quarter of 1998 when financial difficulties in Russia, Asia and Latin America and losses incurred by several well-known hedge funds caused a great deal of concern. In addition, the capital markets had to contend with a possible credit crunch, increased antagonism with Iraq, and the threat of political instability here at home.

The stock market experienced a marked downturn during the third quarter in response to these concerns. To help alleviate market stress, the Federal Reserve Board intervened on three occasions by cutting the federal funds rate a total of 75 basis points (0.75%). The Fed's actions, coupled with an easing of the global concerns, provided renewed vigor for the stock market during the last three months of the year.

At the present time, most economists are expecting U.S. economic growth to decelerate in 1999. The slowdown in foreign economies has led to a decline in demand for American-made products which results in a contraction in U.S. exports. Generally, economists are also expecting consumer spending to ease and the level of corporate fixed investments to decline. In such an environment, it will be difficult for the stock market to achieve above average returns in the coming year.

Investment performance for Fund B for calendar year 1998 was 7.6%. This performance is net of investment advisory fees but does not reflect mortality and expense risk charges and other charges that may be incurred when investing in a variable annuity contract. We suggest your careful review of the Portfolio Manager comments found on the following pages comparing this return to other indices.

In closing, American United Life remains committed to serving your investment needs. We appreciate your continued confidence and support.

/s/
James W. Murphy
Chairman of the Board of Managers
Indianapolis, Indiana
January 28, 1999

A Message From Kathryn Hudspeth,
Portfolio Manager of Fund B

Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and to their own historic valuation levels. Other important considerations include management ability, free cashflow, insider ownership and industry dominance.

The 1990s can be characterized as the decade of the relentless bull market with steady, noninflationary growth, low interest rates, and solid corporate profit gains. The U.S. stock market continued its powerful advance during the first six months of 1998. But investor psychology quickly deteriorated during the third quarter of 1998 as economic turmoil overseas, rising political tensions at home, and the decline in corporate profitability shook investor confidence.

In an attempt to bolster our economy and settle U.S. capital markets, the Federal Reserve Board decided to lower the Federal Funds rate by 0.75%. Equity investors reacted positively to the Fed's actions, driving the S&P 500 (a commonly used capitalization weighted index) to new highs by the end of the year.

Calendar 1998 marks an unprecedented fourth year in a row that the S&P 500 has achieved gains in excess of 20%. Despite this phenomenal performance, not every stock was selling at record prices by the end of the year. The U.S. stock market experienced a "two-tiered" condition with a limited number of large growth companies substantially outperforming the rest of the market. Although the S&P 500 achieved a 28.6% return during 1998, 43% of all the stocks listed in this index actually reported negative returns for the year. This dramatic disparity in returns among different types of stocks indicates how narrow 1998's advance really was and why approximately 90% of equity fund managers were unable to beat the S&P 500's 1998 investment return.

Fund B achieved a 7.6% investment return for calendar 1998. As this Portfolio focuses on mid-sized value companies, it did not perform as well as the S&P 500. However, Fund B performed much better than the broader Russell 2000 Index (a stock index comprised of 2000 small to mid-sized companies) which ended 1998 with a twelve month return of -2.6%. Fund B benefitted from its technology and health care holdings during the year. Sun Microsystems is a prime example, which appreciated 115% during 1998. However, by being a value Portfolio, Fund B also owned several names in the basic industry sector, which came under severe pressure during the year in response to fears of a global economic slowdown. At current levels, this sector is extremely undervalued compared to the rest of the market and offers an opportunity for improvement for the long-term investor.

Lingering international problems suggest a slower rate of economic growth for the United States during 1999. Equity investors will be closely watching the level of interest rates and for any slowdown in corporate profit growth. Should profit warnings become widespread, investors should expect increased volatility and more modest returns for 1999.

-----------------------------------------------------
                       Fund B           S&P 500
      Year          Hypothetical     Hypothetical
                      $10,000           $10,000
                     investment       investment
-----------------------------------------------------
             1988           10,000            10,000
             1989           10,521            10,709
             1989           11,304            11,655
             1989           12,206            12,903
             1989           12,584            13,169
             1990           12,400            12,772
             1990           12,905            13,576
             1990           11,129            11,710
             1990           12,087            12,760
             1991           14,146            14,614
             1991           14,551            14,580
             1991           14,743            15,360
             1991           15,195            16,647
             1992           15,677            16,226
             1992           15,829            16,536
             1992           15,752            17,057
             1992           16,766            17,915
             1993           17,909            18,698
             1993           17,999            18,789
             1993           18,829            19,274
             1993           20,190            19,721
             1994           20,224            18,974
             1994           19,850            19,053
             1994           20,988            19,985
             1994           20,782            19,981
             1995           21,520            21,927
             1995           23,329            24,021
             1995           24,722            25,931
             1995           25,155            27,492
             1996           26,174            28,968
             1996           27,341            30,269
             1996           28,569            31,204
             1996           30,140            33,807
             1997           30,740            34,713
             1997           35,452            40,774
             1997           39,540            43,828
             1997           39,532            45,085
             1998           43,465            51,375
             1998           43,378            53,070
             1998           37,670            47,790
             1998           42,533            57,969

American United Life Pooled Equity Fund B
                                                              Fund B     S&P 500

One Year                                                        7.6%       28.6%
Five Years                                                     16.1%       24.0%
Ten Years                                                      15.6%       19.2%
Value of a hypothetical $10,000
investment made 12/31/88                                     $42,533     $57,969

The charts above show the Fund B Portfolio's total returns, which include reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. Investors cannot directly invest in an index. S&P 500 is a registered trademark of Standard & Poor's Corporation.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges. If performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.

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
Report of Independent Accountants
Board of Managers and Contract Owners
American United Life Pooled Equity Fund B
In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at De cember 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/
PriceWaterhouseCoopers

Indianapolis, Indiana
February 1, 1999

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
           American United Life Pooled Equity Fund B
                    Statement of Net Assets
                       December 31, 1998

Assets:
Investments at value (cost: $9,745,937)
 Common stock                                           $ 12,802,622
 Money market mutual funds                                   629,256
 Short-term notes                                            297,420

                                                          13,729,298
Cash                                                          41,328
Dividends and interest receivable                             18,229

   Total assets                                           13,788,855

Liabilities:
Payable for investments purchased                             42,350
Due to AUL                                                    13,599

   Total liabilities                                          55,949
Net Assets                                              $ 13,732,906

Units outstanding                                            841,122

Accumulation Unit Value                                 $      16.32

  The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
                    Statement of Operations
              for the year ended December 31, 1998

Net Investment Income:
Income
 Dividends                                              $    273,460
 Interest                                                     23,697

                                                             297,157

Expense
 Investment management services                               42,515
 Mortality and expense risks charges                         127,546

                                                             170,061

   Net investment income                                     127,096

Gain on Investments:
Net realized gain                                          2,519,736
Net change in unrealized appreciation                    (1,728,633)

   Net gain                                                  791,103

Increase in Net Assets from Operations                  $    918,199

  The accompanying notes are an integral part of the financial statements

           American United Life Pooled Equity Fund B
              Statements of Changes in Net Assets
         for the years ended December 31, 1998 and 1997

                                                                1998        1997
Operations:
Net investment income                                   $    127,096 $   120,442
Net realized gain                                          2,519,736   1,177,099
Net change in unrealized appreciation                    (1,728,633)   2,177,306

   Increase in net assets from operations                    918,199   3,474,847

Changes from Contract Owner Transactions:
Proceeds from units sold                                     273,438     262,150
Payments for units withdrawn                             (1,735,807) (2,025,646)
Payments for units redeemed                                  (2,460)     (3,204)

   Decrease                                              (1,464,829) (1,766,700)

Net (decrease) increase in net assets                      (546,630)   1,708,147
Net Assets at beginning year                              14,279,536  12,571,389

Net Assets at end of year                               $ 13,732,906 $14,279,536

Units sold                                                    17,400      18,716
Units withdrawn                                            (108,807)   (153,443)
Units redeemed                                                 (153)       (233)

Net decrease in units  outstanding                          (91,560)   (134,960)
Units outstanding at beginning of year                       932,682   1,067,642

Units outstanding at end of year                             841,122     932,682

  The accompanying notes are an integral part of the financial statements

           American United Life Pooled Equity Fund B
                    Schedule of Investments
                       December 31, 1998
                                                                          Market
                Description                                   Shares       Value

Common Stock (93.2%)
Aerospace (1.8%)
 Boeing Co.                                                    3,900  $  127,238
 Precision Castparts Corporation                               2,700     119,475

                                                                         246,713

Automotive & Auto Parts (8.5%)
 Bandag, Inc.                                                  8,300     331,481
 Carlisle Companies                                            4,700     242,638
 Ford Motor Co.                                                7,200     422,550
 TBC Corporation*                                             23,300     166,012

                                                                       1,162,681

Banks & Financial (12.8%)
 American Express Company                                      2,700     276,075
 Associates First Capital                                      4,498     190,603
 Bank One Corporation                                          5,932     302,903
 Citigroup, Inc.                                               8,644     428,959
 Ohio Casualty Corporation                                     7,000     287,875
 Washington Mutual                                             7,255     277,050

                                                                       1,763,465

Broadcasting & Publishing (5.0%)
 Chris-Craft Industries, Inc.*                                 4,356     209,904
 Gibson Greetings, Inc.*                                       6,500      77,188
 Meredith Corporation                                          6,200     234,825
 Moore Corporation, Ltd.                                      15,300     168,300

                                                                         690,217

Electrical Equipment & Electronics (3.3%)
 Baldor Electric Company                                      14,640     296,460
 General Electric Company                                      1,500     153,000

                                                                         449,460

Entertainment & Leisure (4.4%)
 CPI Corporation                                               8,900     235,850
 Fleetwood Enterprises, Inc.                                  10,700     371,825

                                                                         607,675

Furniture & Apparel (10.8%)
 Hillenbrand Industries, Inc.                                  5,200     295,750
 Kellwood Corporation                                          7,500     187,500
 La-Z-Boy Chair Company                                       25,800     459,563
 Liz Claiborne, Inc.                                           8,500     268,281
 Reebok International*                                        18,300     272,212

                                                                       1,483,306

 *does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
              Schedule of Investments (continued)
                       December 31, 1998
                                                                          Market
                Description                                   Shares       Value

Common Stock (93.2%), continued
Health Care (2.9%)
 Acuson Corporation*                                           9,700 $   143,681
 McKesson Corporation                                          1,400     110,688
 Merck & Company, Inc.                                         1,000     147,500

                                                                         401,869

Information Processing & Telecommunications (9.4%)
 A T & T Corp.                                                 2,100     158,025
 Ascend Communications, Inc.*                                  2,625     172,594
 International Business Machines Corporation                     800     147,500
 Sun Microsystems, Inc.*                                       7,900     676,438
 Telxon Corporation                                            9,500     131,812

                                                                       1,286,369

Merchandising (7.0%)
 Enesco Group, Inc.                                            5,500     127,875
 Gymboree Corporation*                                        21,600     137,700
 Land's End, Inc.*                                             8,900     239,744
 Longs Drug Stores Corporation                                12,100     453,750

                                                                         959,069

Metals & Mining (11.2%)
 AK Steel Holding Corporation                                 17,000     399,500
 Aluminum Company of America                                   5,400     402,638
 Cleveland Cliffs, Inc.                                        7,200     290,250
 Oregon Steel Mills, Inc.                                     17,100     203,063
 Phelps Dodge Corporation                                      4,900     249,287

                                                                       1,544,738

Oil & Oil Services (5.1%)
 Royal Dutch Petroleum Company                                 6,200     296,825
 Tidewater, Inc.                                               8,300     192,456
 Valero Energy                                                 9,700     206,125

                                                                         695,406

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
              Schedule of Investments (continued)
                       December 31, 1998
                                                                          Market
                Description                                   Shares       Value

Common Stock (93.2%), continued
Transportation (4.6%)
 Alexander & Baldwin, Inc.                                    12,300 $   285,975
 Norfolk Southern Corporation                                 10,900     345,392

                                                                         631,367

Miscellaneous (6.4%)
 Kelly Services, Inc.                                         10,300     327,025
 Michael Foods, Inc.                                           5,700     171,000
 PG&E Corporation                                              8,773      76,350
 Park Electrochemical Corp.                                    3,700     105,912

                                                                         880,287

   Total common stock (cost: $8,819,261)                              12,802,622

Money Market Mutual Funds (4.6%)
Dreyfus Cash Management                                      293,336     293,336
Merrill Lynch Institutional Fund                             335,920     335,920

   Total money market mutual funds (cost: $629,256)                      629,256

                                    Interest    Maturity   Principal
                                        Rate        Date      Amount

Short-term Notes (2.2%)
John Deere & Co. (cost: $297,420)      5.16%     1/22/99     300,000     297,420

Total Investments (cost: $9,745,937)                                 $13,729,298

*does not pay cash dividends
       All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                 Notes to Financial Statements
 1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis. Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

 2. Investments
Net realized gain and unrealized appreciation on investments is summarized below.
                                                  Common
                                                   Stock

Net Realized Gain:
Proceeds from securities sold               $  4,903,607
Cost of securities sold                        2,383,871

                                            $  2,519,736

Net change in Unrealized Appreciation:
Market value at end of period               $ 12,802,622
Less: investments purchased                  (3,910,823)
Add: investments sold at cost                  2,383,871
Less: market value at beginning of year     (13,004,303)

                                            $(1,728,633)

 3. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense risk charges. The expense incurred during the years ended December 31, 1998 and 1997 was $170,061 and $161,275, respectively. AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 1998 and 1997 was $8,980 and $10,654, respectively.

4. Net Assets
Net Assets as of December 31, 1998:
Proceeds from units sold less payments      $(9,407,267)
for units withdrawn and redeemed
Net investment income                          4,226,527
Net realized gains                            14,930,285
Unrealized appreciation                        3,983,361

                                            $ 13,732,906

The unrealized appreciation of $3,983,361 consists of common stock appreciation and depreciation of $4,707,260 and $723,899, respectively.

Financial Highlights
The per unit amounts are based on average units outstanding throughout the year.
                           Year Ended December 31

                            1998        1997        1996        1995        1994

Investment income         $ 0.33      $ 0.28      $ 0.26      $ 0.24      $ 0.19
Expenses                    0.19        0.16        0.13        0.11        0.10

Net investment income       0.14        0.12        0.13        0.13        0.09
Net realized gain and
unrealized appreciation
on investments              0.87        3.42        1.73        1.52        0.07

Net increase                1.01        3.54        1.86        1.65        0.16
Value per unit:
Beginning of year          15.31       11.77        9.91        8.26        8.10

End of year               $16.32      $15.31      $11.77      $ 9.91      $ 8.26

Ratio to Average Net Assets:
Expenses                   1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income      0.90%       0.90%       1.25%       1.39%       1.16%
Total Return                7.6%       31.2%       19.8%       21.1%       2.94%
Portfolio Turnover Rate      29%         28%         18%         20%         23%
Units outstanding            841         933       1,068       1,264       1,417
(in 000's)
The accompanying notes are an integral part of the financial statements.

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

American United Life Insurance Company
     Pooled Equity Fund B
     P.O. Box 1995
     Indianapolis, IN 46206-9101
                             first class mail
P-9964A  (1/99)